Capital transactions	12 Months Ended
Dec. 31, 2011
Capital transactions

Note 14 – Capital transactions

Preferred stock

On January 29, 2008, the Company amended its articles of association and authorized 1,000,000 preferred shares.  No preferred shares were issued or registered in the IPO.  There were no preferred shares issued and outstanding as of December 31, 2011 and 2010.

Issuance of capital stock

On the completion date of the Share Exchange, the Company issued 14,300,000 ordinary shares to the shareholders of the Honesty Group, of which 5,800,000 shares were placed in escrow subject to the Company’s future two years’ performance.  The Company issued 1,794,756 ordinary shares to the Company’s shareholders before the completion of Share Exchange, of which 766,823 was placed in escrow.  Refer to Note 3 for additional information on issuance of ordinary shares.

On December 23, 2010, the Company completed a second public offering of 1,333,333 ordinary shares at $5.00 per share with net proceeds of approximately $5.3 million after deducting underwriting discounts, commissions and offering expenses.

Warrants and put options

Refer to Notes 12 and 13 for information on warrants and put options.